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                                                                    EXHIBIT 23.2





INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Internet America, Inc. on Form SB-2 of our report dated July 20, 1998, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading of "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
-----------------------------------
Deloitte & Touche LLP

Dallas, Texas

July 21, 1998